Supplement dated August 7, 2015
to the Statement of Additional Information (the "SAI"), as supplemented, dated May1, 2015, for the following fund:
Fund
Columbia Funds Variable Series Trust II
Variable Portfolio - DFA International Value Fund
The information under the subsection The Investment Manager and Subadvisers - Portfolio Managers in the Investment Management and Other Services section of the SAI for the above mentioned Fund has been superseded and replaced with the following:
Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and type of account*	Approximate Total Net Assets	Performance Based Accounts**	Potential Conflicts of Interest	Structure of Compensation
VP – DFA International Value Fund	DFA: Joseph Chi	106 RICs 21 PIVs 90 other accounts	$230.37 billion $10.33 billion $23.56 billion	1 PIV ($180.0 M); 3 other accounts ($983.7 M)	(7)	(37)
	Henry Gray	95 RICs 15 PIVs 90 other accounts	$230.37 billion $10.33 billion $23.56 billion	1 PIV ($180.0 M); 2 other accounts ($961.1 M)
	Karen Umland	58 RICs 9 PIVs 36 other accounts	$108.0 billion $2.85 billion $14.25 billion	2 other accounts ($961.1 M)
	Jed Fogdall	106 RICs 21 PIVs 90 other accounts	$230.37 billion $10.33 billion $23.56 billion	1 PIV ($180.0 M); 3 other accounts ($983.7 M)
	Bhanu Singh(e)	44 RICs 12 PIVs 47 other accounts	$134.08 billion $9.32 billion $9.16 billion	1 PIV ($179.3 M) 1 other account ($22.9 M)
	Mary Philips(e)	None	None	None
*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**	Number of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(e)	The portfolio manager began managing the Fund after its fiscal year end; reporting information is provided as of June 30, 2015.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
S-6466-251 A (8/15)